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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2020

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 5000
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure
On September 8, 2020, Lyft, Inc. (the “Company” or “Lyft”), provided an update on business trends for the month of August 2020 and on its Adjusted EBITDA outlook for the third quarter ended September 30, 2020 relative to updates provided on the Company’s second quarter earnings call on August 12, 2020.
In the first two months of the third quarter, rides on Lyft’s rideshare platform were down 53.6% versus the same period a year ago. Rideshare rides in the month of August 2020 increased 7.3% versus July 2020 and were down 53.0% versus the same period a year ago. In the week ended September 6, 2020, rideshare rides reached a new high since April as the change in rideshare rides recovered to less than a 50% year-over-year decline.
While local recovery trends continue to vary significantly across Lyft’s marketplace, the Company’s rideshare operations in Canada have been recovering more quickly than in the United States. For example, in the week ended September 6, 2020, rideshare rides were down less than 20% year-over-year in Toronto, while weekly rides in Vancouver reached a record all-time high.
In August, the Company used a lower amount of driver incentives than originally anticipated as more drivers returned to the platform, improving supply conditions on the Company’s rideshare marketplace. While trends in driver supply vary significantly between individual cities, the Company expects that lower driver incentives spend will result in a more favorable relationship between revenue and rideshare rides in the third quarter than previously expected. Based on this improved outlook, the Company now expects that the year-over-year change in revenue will modestly outperform the year-over-year change in rideshare rides in the third quarter if driver incentives spend remains at August 2020 levels in September 2020.
On September 4, 2020, the Company along with key coalition partners, each funded an additional $17.5 million investment to support “Yes on 22 - Save App-Based Jobs & Services” in California.
Given the stronger performance in August 2020 versus July 2020, the Company continues to expect that it can manage its Adjusted EBITDA loss for the third quarter below $265 million if driver incentives spend and average daily rideshare ride volume in September 2020 are unchanged versus August 2020 levels. This expectation includes the incremental investment related to supporting the passage of Proposition 22 in California.
Lyft expects to release financial results for the third quarter ended September 30, 2020 in November.
Disclosure Information
Lyft announces material information to the public about Lyft, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, the investor relations section of its website (investor.lyft.com), its Twitter account (@lyft), and its blogs (including: lyft.com/blog, lyft.com/hub, eng.lyft.com, medium.com/@LyftLevel5, medium.com/sharing-the-ride-with-lyft and medium.com/@johnzimmer) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Lyft’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Lyft’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding trends in Lyft’s business and the related impact of COVID-19, and Lyft’s future financial and operating performance, including its outlook for Adjusted EBITDA and expectations regarding revenue and rideshare rides. Lyft’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the impact of the COVID-19 pandemic and individual, business and government responses thereto, on our business, operations and the economy, and risks regarding our ability to forecast our performance due to our limited operating history and the COVID-19 pandemic. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in Lyft’s filings with the Securities and Exchange Commission (“SEC”), including Lyft’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020 as filed with the SEC. The forward-looking statements in this Current Report on Form 8-K are based on information available to Lyft as of the date hereof, and Lyft disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
Guidance for Adjusted EBITDA loss excludes interest expense, other income (expense), net, provision for income taxes, depreciation and amortization, costs related to acquisitions, stock-based compensation expense, payroll tax expense related to stock-based compensation, and changes to the liabilities for insurance required by regulatory agencies attributable to historical periods, restructuring and related charges, and costs related to the transfer of certain legacy auto insurance liabilities. We have not reconciled Adjusted EBITDA guidance to GAAP net income (loss) because we do not provide guidance on GAAP net income (loss) or the reconciling items between Adjusted EBITDA and GAAP net income (loss) as a result of the uncertainty regarding, and the potential variability of, certain of these items, such as stock-based compensation expense. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.
Lyft records historical changes to liabilities for insurance required by regulatory agencies for financial reporting purposes in the quarter of positive or adverse development even though such development may be related to claims that occurred in prior periods. For example, if in the first quarter of a given year, the cost of claims or our estimates for our cost of claims grew by $1 million for claims related to the prior fiscal year or earlier, the expense would be recorded for GAAP purposes within the first quarter instead of in the results of the prior period. Lyft believes these prior period changes to insurance liabilities do not illustrate the current period performance of Lyft’s ongoing operations since these prior period changes relate to claims that could potentially date back years. Lyft has limited ability to influence the ultimate development of historical claims. Accordingly, including the prior period changes would not illustrate the performance of Lyft’s ongoing operations or how the business is run or managed by Lyft. For consistency, Lyft does not adjust the calculation of Adjusted EBITDA for any prior period based on any positive or adverse development that occurs subsequent to the quarter end. Lyft believes the adjustment to exclude the historical changes to liabilities for insurance required by regulatory agencies from Adjusted EBITDA is useful to investors by enabling them to better assess Lyft’s operating performance in the context of current period results.
Lyft uses Adjusted EBITDA, in conjunction with GAAP measures as part of Lyft’s overall assessment of its performance, including the preparation of Lyft’s annual operating budget and quarterly forecasts, to evaluate the effectiveness of Lyft’s business strategies, and to communicate with Lyft’s board of directors concerning Lyft’s financial performance. Adjusted EBITDA is a key performance measure that Lyft’s management uses to assess Lyft’s operating performance and the operating leverage in Lyft’s business. Because Adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, Lyft uses Adjusted EBITDA for business planning purposes.
Lyft’s definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Furthermore, these metrics have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Thus, Adjusted EBITDA should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP.
The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date: September 8, 2020	/s/ Brian Roberts
Brian Roberts
Chief Financial Officer